             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                   -----------------------

                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

                 ---------------------------


              Date of Report (Date of earliest
             event reported): September 30, 1999



                THE ST. PAUL COMPANIES, INC.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)


     Minnesota              0-3021             41-0518860
------------------- --------------------- --------------------
     (State of         (Commission File     (I.R.S. Employer
  Incorporation)           Number)         Identification No.)



385 Washington St., St. Paul, MN              55102
--------------------------------           -----------
(Address of principal                       (Zip Code)
executive offices)


                       (651) 310-7911
             ----------------------------------
               (Registrant's telephone number,
                    including area code)




                             N/A
------------------------------------------------------------
    (Former name or former address, if changed since last
                           report)

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ITEM 1.        Not applicable.
               --------------

ITEM 2.        Acquisition or Disposition of Assets.
               ------------------------------------

     On September 30, 1999, St. Paul Fire and Marine Insurance Company ("Fire & Marine"), a Minnesota insurance corporation and a wholly owned subsidiary of The St. Paul Companies, Inc. ("St. Paul"), completed the disposition of substantially all of St. Paul's United States standard personal lines insurance business (the "SPPI Business") pursuant to, and in accordance with, the Stock and Asset Purchase Agreement dated as of July 12, 1999, between Fire & Marine and Metropolitan Property and Casualty Insurance Company, a Rhode Island insurance corporation ("Met P&C), as amended by Amendment No. 1 to the Stock and Asset Purchase Agreement entered into between Fire & Marine and Met P&C, dated as of September 30, 1999. The Stock and Asset Purchase Agreement referred to above as amended by such Amendment No. 1 is hereafter referred to as the "Purchase Agreement."

     Pursuant to the Purchase Agreement and as a result of the sale of the SPPI Business, Met P&C acquired:

        1) all of the issued and outstanding shares of common stock of Economy Fire & Casualty Company
        ("Economy") and, indirectly, of Economy's two wholly owned subsidiaries, Economy Preferred
        Insurance Company and Economy Premier Assurance
        Company; and

        2) subject to specified exceptions, all of Fire &
        Marine's rights to and interests in the United
        States standard personal lines insurance policies issued by Fire and Marine and certain of its other subsidiaries together with other assets principally utilized in the SPPI Business by Fire & Marine and such subsidiaries.

     In consideration of the sale to it of the SPPI Business, Met P&C paid to Fire & Marine a net purchase price on September 30, 1999. The net purchase price represented an amount equal to the sum of $310,000,000 and the statutory book value of Economy (including its two subsidiaries) at June 30, 1999, adjusted to reflect, among other things, dividends paid by Economy to Fire & Marine subsequent to June 30, 1999, and certain adjustments to the Economy loss reserves for the quarter ended September 30, 1999. Additionally, the net purchase price was reduced by the unearned premium reserve for the non-Economy SPPI Business which was transferred to Met P&C by way of a reinsurance agreement which took effect on October 1, 1999.

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     Pursuant to the terms of the Purchase Agreement, this
net purchase price consideration is subject to a post-closing adjustment based on the difference between the amount paid by Met P&C in respect of the adjusted statutory capital and surplus of Economy and the sum of:

        1) the value of Economy's statutory capital and surplus as at September 30, 1999; and

        2) the difference between the market value of the invested assets held by Economy and its two subsidiaries as of September 30, 1999 and the adjusted statutory book value of such assets.


ITEMS 3-6.          Not applicable.
                    --------------

ITEM 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.
               -----------------------------------------

     Pursuant to Item 7 (b) (2) of Form 8-K, pro forma financial statements have not been included with this report. St. Paul anticipates that it will file the pro forma financial statements required by Form 8-K in its Quarterly report on Form 10-Q for the quarterly period ended September 30, 1999, but in any event on or prior to the time such pro forma financial statements are required to be filed under Form 8-K.

        c) Exhibits.

        See Exhibit Index attached hereto and incorporated herein.

ITEM 8.        Not applicable.
               --------------
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                         SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                              THE ST. PAUL COMPANIES, INC.




                              By /s/ Bruce A. Backberg
                              ------------------------
                                 Bruce A. Backberg
                                 Senior Vice President - Legal Services




Date: October 12, 1999



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                        EXHIBIT INDEX


     Exhibit                                                   How
     Number                                                    Filed
     -------                                                   -----

     2.1            Stock and Asset Purchase Agreement          (1)
                    between St. Paul Fire and Marine
                    Insurance Company and Metropolitan
                    Property and Casualty Insurance Company, dated as of July 12, 1999 (previously filed as Exhibit (2) (i) to The St.
                    Paul's Quarterly report on Form 10-Q for the quarterly period ended June 30, 1999, and incorporated by reference herein).

     2.2            Amendment No. 1 to Stock and Asset           P
                    Purchase Agreement between St. Paul
                    Fire and Marine Insurance Company and
                    Metropolitan Property and Casualty
                    Insurance Company, dated as of
                    September 30, 1999.  Filed herewith.


(1)   Incorporated by reference.

 P    Filed on paper under cover of Form SE.